                                                             EXHIBIT 10.5


                        THIRD AMENDMENT TO LOAN DOCUMENTS

         This Third Amendment to Loan Documents (the "Amendment") is executed as of July 31st, 2003 by and between LEVITT AND SONS, LLC, a Florida limited liability company ("Borrower"), and OHIO SAVINGS BANK, a federal savings bank ("Bank").

                                   BACKGROUND


         Borrower executed an Amended and Restated Promissory Note dated March 22, 2002 in the principal amount of $7,500,000.00 in favor of Bank (the "Prior Note"). In connection therewith,

         (i) Borrower executed and delivered the following documents in favor of Bank, each dated March 22, 2002 (the "Borrower Documents"):

                  (a)      Amended and Restated Loan Agreement ("Loan
                           Agreement")

                  (b)      LOC Promissory Note ("LOC Note")

         (ii}     Levitt Companies, LLC, a Florida limited liability company
("Guarantor") executed and delivered to Bank the following documents to secure repayment of the Prior Note and the obligations under the Loan Documents ("Guarantor Documents"):

                  (a)      Loan Agreement

                  (b)      Amended and Restated Pledge Agreement

                  (c)      Amended and Restated Limited Guaranty

         On December 12, 2002, the Borrower and Bank executed a First Amendment to Loan Agreement (the "First Amendment"), and on May 15, 2003, the Borrower and Bank executed a Second Amendment to Loan Agreement (the "Second Amendment") (the Borrower Documents, the Guarantor Documents, the First Amendment, and the Second Amendment are collectively referred to herein as the "Loan Documents"). In connection with the execution of this Amendment, Borrower has delivered a Second Amended and Restated Promissory Note of even date herewith (the "Note") which modifies and renews the Prior Note and does not constitute new indebtedness except to the extent that the principal amount of the Note exceeds the principal mount of the Prior Note.


                                   AGREEMENTS


         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The above recitals are true and correct and are incorporated into this Agreement.

         2. Conflict and Definitions. To the extent the terms and conditions of this Amendment conflict with the terms and conditions of the Loan Documents, the provisions hereof shall govern and control. Any capitalized term not defined in this Amendment shall have the meaning contained in the Note or the Loan Documents, as applicable.

         3. Amendment to Terms. Pursuant to the terms of the Loan Agreement, specifically including Section 2.10 thereof, Borrower has requested, and Bank has approved, a renewal of the loans made pursuant to the Loan Agreement. In connection therewith, the following modifications are hereby made to the Loan Documents:

                  (a)      The definition of "Maturity Date" contained in
Section 1.1 of the Loan Agreement is hereby deleted and the following is substituted in its place:

                  "Maturity Date - September 15, 2005, as may be extended pursuant to this Agreement."

                  (b) All references to the Maturity Date contained in the Loan Agreement and the other Loan Documents, or any other document executed in connection with the Loan Documents, shall be deemed to refer to a maturity date of September 15, 2005.

                  (c) The definition of "Maximum Revolving Principal Amount" contained in Section 1.1 of the Loan Agreement is hereby deleted and the following is substituted in its place:

                  "Maximum Revolving Principal Amount - either (i) Ten Million Dollars ($10,000,000.00), or, (ii) if Overadvances have been made by the Bank to or on behalf of the Borrower which have not yet been repaid, Ten Million Dollars ($10,000,000.00) plus the amount of such Overadvances which have not yet been repaid."

                  (d)      The definition of "Revolving Loan" contained in
Section 1.1 of the Loan Agreement is hereby deleted and the following is substituted in its place:

                  "Revolving Loan - the line of credit established for the benefit of Borrower in a principal amount up to Ten Million Dollars ($10,000,000.00) as described in Section
                  2.1(a)(i) of this Agreement."

                  (e) Section 2.1(a)(i) of the Loan Agreement is hereby deleted and the following is substituted in its place:

                  "(i) to loan to Borrower, when requested by Borrower, principal mounts with the outstanding principal balance not to exceed Ten Million Dollars ($10,000,000.00) (the "Revolving Loan"). Within the aforesaid limit, the Borrower may borrow, make payments, and reborrow under this Agreement, subject to the provisions hereof."


                  (f) All references to the Maximum Revolving Principal Amount or the Revolving Loan contained in the Loan Agreement and the other Loan Documents, or any other document executed in connection with the Loan Documents, shall be deemed to refer to such terms as amended hereby.


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

         4. References. The Loan Documents are hereby modified to provide that wherever the Loan Documents refer to any other of the Note, the Loan Documents, or any other document executed in connection therewith, such reference shall be deemed to refer to the applicable Note, Loan Document or other document, each as modified by this Amendment or amended in connection herewith.

         5. Waiver. Borrower hereby acknowledges that, as of the date hereof, it has no defense, claim, counterclaim or right of set off, legal or equitable, arising out of or in connection with the Note or the Loan Documents, as modified hereby, or the transactions contemplated thereby. Borrower waives and releases, acquits, satisfies and forever discharges Bank and its affiliates, assigns, officers, directors, agents and employees from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which it ever had, now has or which any heir, personal representative, successor or permitted assign hereafter can, shall or may have against Bank and its affiliates, assigns, officers, directors, agents and employees for, upon or by reason of any manner, cause or thing whatsoever through the date hereof.

         6. Costs and Fees. Borrower agrees to pay all costs and expenses, including documentary stamp taxes, intangible taxes, recording costs and attorneys fees incurred by Bank in connection with this Amendment and the transactions contemplated hereby.

         7. Miscellaneous. This Amendment shall bind and benefit Borrower, Bank and their respective successors and assigns.

         8. WAIVER OF TRIAL BY JURY. BORROWER AND BANK HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO
A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AMENDMENT, THE NOTE AND THE LOAN DOCUMENTS OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO, TO THE NOTE OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BORROWER AND BANK EXECUTING THIS AMENDMENT.

         9. Ratification. Except as modified hereby, the terms of the Loan Documents shall remain modified and in full force and effect, and are hereby ratified and confirmed by Borrower.

         10. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

         THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.


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

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                                    LEVITT AND SONS, LLC, a Florida limited
                                    liability company



                                    By: /s/ Jeffery Hoyos
                                        --------------------------------------
                                    Name: Jeffery Hoyos
                                         ------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------


                                    OHIO SAVINGS BANK, a federal savings bank


                                    By: /s/ Ralph C. Kirk
                                        --------------------------------------
                                    Name: Ralph C. Kirk
                                         ------------------------------------
                                    Title:  Vice President
                                          ------------------------------------


                        REAFFIRMATION OF LOAN AGREEMENT
                            AND GUARANTOR DOCUMENTS

         The undersigned, LEVITT COMPANIES, LLC, a Florida limited liability company, having executed the Loan Agreement and the Guarantor Documents in favor of Bank to further secure Borrower's obligations under the prior Note and the Loan Documents hereby (1) consent to and join in the execution of the Amendment,
(2) confirm that their obligations under the Loan Agreement and the Guarantor Documents remain unimpaired, unaffected and in full force and effect and apply to the Note and the Loan Documents, as amended by the Amendment, (3) acknowledge that they have no defenses, claims, counterclaims or rights of set off, legal or equitable, in connection with the Note or the Loan Documents or the transactions contemplated by the Note and the Loan Documents, as mended by the Amendment, (4) waive and release, acquit, satisfy and forever discharge Bank and its affiliates, assigns, officers, agents and employees from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which it ever had, now has or which any personal representative, successor, assign or heir hereafter can, shall or may have against Bank and its affiliates, assigns, officers, agents and employees for, upon or by reason of any manner or cause or thing whatsoever with respect to the Note, the Loan Documents, or any other document executed in connection therewith, from the beginning of the world through the date hereof, and (5) confirm that they are solvent and will not be rendered insolvent by the execution and delivery of this Reaffirmation of the Loan Agreement and Guarantor Documents.

                                    GUARANTOR:

                                    LEVITT CORPORATION, a Florida corporation



                                    By: /s/ Glenn R. Gilbert
                                        --------------------------------------
                                    Name: Glenn R. Gilbert
                                         ------------------------------------
                                    Title: Executive Vice President
                                          ------------------------------------

STATE OF FLORIDA       )
                       ) SS:
COUNTY OF PALM BEACH   )


         The foregoing instrument was acknowledged before me this 14th day of July, 2003 by Jeffery Hoyos, as Senior Vice President of Levitt and Sons, LLC, a Florida limited liability company, on behalf of the company. He (X) is personally known to me or ( ) has produced his Florida driver's license as identification.


                                                /s/ Nancy J. Peffer
                                                --------------------------------
                                                 Notary Public


                                                Name: Nancy J. Peffer
                                                     --------------------------


                                                [NOTARY STAMP]


My Commission Expires:

STATE OF FLORIDA        )
                        ) SS:
COUNTY OF PALM BEACH    )





         The foregoing instrument was acknowledged before me this 17th day of July, 2003 by Glen R. Gilbert, as Executive Vice President of Levitt Corporation, a Florida corporation, on behalf of the corporation, who [X] is personally known to me or ( ) has produced his Florida driver's license as identification.



My Commission EXPIRES:


                                                /s/ Nancy J. Peffer
                                                --------------------------------
                                                 Notary Public


                                                Name: Nancy J. Peffer
                                                     --------------------------


                                                [NOTARY STAMP]

STATE OF OHIO           )
                        ) SS:
COUNTY OF CUYAHOGA      )

The foregoing instrument was acknowledged before me this 31st day of July, 2003, by Ralph Clark as Vice President of Ohio Savings Bank, a federal savings bank, on its behalf. He/she (__) is (personally known to me) or (__) has produced his/her Ohio driver's license as identification.


                                                /s/ Shannon D. Bohley
                                                --------------------------------
                                                 Notary Public


                                                Name:
                                                     --------------------------


My Commission Expires:

                                        SHANNON D. BOHLEY
                                    Notary PubLic, State of Ohio, Cuy, Cty,
                                    MY Commission Expires Aug 7, 2005




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